IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                                               December 30, 2005

U.S. Stock Transfer Corporation
1745 Gardena Ave.
Glendale, CA 91204-2991
Attention: Syed Hussaini

      RE:   EARTHSHELL CORPORATION

Ladies and Gentlemen:

      Reference is made to One Hundred (100) shares of Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), of EarthShell Corporation, a Delaware corporation (the "Company"), which have been pledged to Cornell Capital Partners, LP (the "Buyer") pursuant to a Pledge and Escrow Agreement of even date herewith by and between the Company, David Gonzalez, Esq., as escrow agent (the "Escrow Agent"), and the Buyer (the "Pledge Agreement"). Upon the occurrence of an Event of Default (as such term is defined in the Pledge Agreement) by the Company under the Pledge Agreement, the Escrow Agent shall deliver the Series B Preferred Stock to the Buyer (in accordance with the Pledge Agreement) and the Buyer shall enjoy all rights and privileges incident to the ownership of the Series B Preferred Stock including the right to convert the Series B Preferred Stock into shares of common stock of the Company, par value $0.01 per share ("Common Stock"), pursuant to the Certificate of Designation of the Series B Preferred Stock. These instructions relate to the following stock or proposed stock issuances or transfers of such stock:

      o Up to 3,333,300 shares of the Common Stock upon conversion of the Series B Preferred Stock ("Conversion Shares") and the subsequent transfer of the Conversion Shares by the Buyer.

      This Agreement shall amend, replace and supersede the Irrevocable Transfer Agent Instructions dated May 26, 2005 among the Company, the Escrow Agent, Cornell Capital Partners, LP and U.S. Stock Transfer Corporation.

      This letter shall serve as our irrevocable authorization and direction to U.S. Stock Transfer Corporation (the "Transfer Agent") to do the following:

            a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares, upon the establishment of a reserve as provided in Section f. below and being supplied with a legal opinion letter ("Approved Opinion") which shall contain the following statements: (i) that the stockholders and/or the Board of Directors of the Company have properly approved the issuance of the Conversion Shares; (ii) that the Conversion Shares when and as issued will be a valid and binding obligation of the Company; and (iii) the fact that a registration statement has been filed with the Securities and Exchange Commission and said registration is effective and, if applicable, that the issue is exempt from registration pursuant to the applicable provision of the Federal Securities Law, the Transfer Agent shall promptly issue the Conversion Shares to the Buyer from time to time upon receipt by the Transfer Agent of a duly executed irrevocable written notice of such conversion (the "Conversion Notice"), in the form attached hereto as Exhibit I, from the Company. Upon receipt of a Conversion Notice, the Transfer Agent shall within three
                  (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyers or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or (ii) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyers' or its designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

            b. The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in
                  Exhibit III attached hereto, and that if the Conversion Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares and Interest Shares shall bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

            c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on any Approved Opinion for the purposes of issuing the Conversion Shares.

            d. With respect to subsequent transfers of the Conversion Shares by the Buyer, the Transfer Agent shall promptly transfer such shares from the Buyer to any subsequent transferee promptly upon receipt of written notice from the Buyer or its; provided that such transfer is accompanied by (i) an Approved Opinion confirming that such shares can be transferred in accordance with applicable Federal Securities Laws and indicating whether the shares should contain a restrictive legend and (ii) stock certificates representing the Conversion Shares, along with corresponding executed stock powers and a medallion signature guarantee. If such shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for such shares shall bear the legend set forth in Section 1b.

            e. In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a subsequent transfer of the Conversion Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on any Approved Opinion for the purpose of transferring the Conversion Shares.

            f. The Transfer Agent shall reserve for issuance to the Buyer the Conversion Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyer provides the Transfer Agent with instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

            g. The Transfer Agent shall act in accordance with the Conversion Notice even if it receives contrary instructions from the Company. The Transfer Agent shall ignore all contrary instructions. The Transfer Agent shall rely exclusively on the Conversion Notice and shall have no liability for relying on such instructions. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice in accordance with the terms thereof. Such notice may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

            h. The Company hereby confirms to the Transfer Agent and the Buyer that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

      The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyer, which shall not be unreasonably withheld, provided that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

      The Transfer Agent shall provide the Buyer with twenty (20) days' advance notice prior to resigning as the Company's transfer agent. Such notice shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested and addressed to: Cornell Capital Partners, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302,
Attention: Mark A. Angelo. The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

      The Company and the Transfer Agent acknowledge that the Buyer is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyer entering into the Pledge Agreement with the Company. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyer would not enter into the Pledge Agreement.

      The Company specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.


                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.


                                          EARTHSHELL CORPORATION


                                          By: /s/ D. Scott Houston
                                             -----------------------------------
                                             Name:  D. Scott Houston
                                             Title: Chief Financial Officer


                                          CORNELL CAPITAL PARTNERS, LP

                                          By:   Yorkville Advisors, LLC
                                          Its:  General Partner


                                          By: /s/ Mark Angelo
                                             ---------------------------
                                             Name: Mark Angelo
                                             Its:  Portfolio Manager


                                          U.S. STOCK TRANSFER CORPORATION


                                          By: /s/ Syed A. Hussaini
                                             ---------------------------
                                             Name:  Syed A. Hussaini
                                             Title: Vice President


                                          ESCROW AGENT


                                          /s/ David Gonzalez
                                          ------------------------------
                                          David Gonzalez, Esq.

                                    EXHIBIT I

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                        IRREVOCABLE NOTICE OF CONVERSION

      Reference is made to the Series B Convertible Preferred Stock (the "Series B Preferred") of EarthShell Corporation, (the "Company"), issued to Cornell Capital Partners, LP ("Buyer"). In accordance with and pursuant to the Certificate of Designation of the Series B Preferred, the Buyer hereby irrevocably elects to exercise its conversion right and convert the number of shares of Series B Preferred indicated below into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), as of the date specified below. The undersigned, on behalf of the Company, hereby authorizes and directs the Transfer Agent to issue shares of Common Stock in accordance with the instructions below, and further directs the Transfer Agent to ignore any contrary instructions made by the Company, whether before or after the date hereof.

Conversion Date:                                     ---------------------------

Number of Shares of Series B Preferred:              ---------------------------

Conversion Ratio:                                    ---------------------------

Shares of Common Stock Issuable:                     ---------------------------


Please issue the shares of Common Stock in the following name and to the following address:

Issue to:                                     ----------------------------------

Authorized Signature:                         ----------------------------------

Name:                                         ----------------------------------

Title:                                        ----------------------------------

Phone #:                                      ----------------------------------

Broker DTC Participant Code:                  ----------------------------------

Account Number*:                              ----------------------------------

On behalf of the Company:

-----------------------
D. Scott Houston
Chief Financial Officer

* Note that receiving broker must initiate transaction on DWAC System.


                                   EXHIBIT I-1

                                  EXHIBIT II

                  TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                       FORM OF NOTICE OF EFFECTIVENESS
                          OF REGISTRATION STATEMENT


______________ ___, 200__

U.S. Stock Transfer Corporation
1745 Gardena Ave.
Glendale, CA 91204-2991
Attention:  Syed Hussaini

RE:   EARTHSHELL CORPORATION

Ladies and Gentlemen:

      We are counsel to EarthShell Corporation, (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of December ___, 2005, between the Company, Cornell Capital Partners, LP (the "Buyer") pursuant to which the Company has agreed to issue to the Buyer up to Four Million Five Hundred Thousand Dollars ($4,500,000) of convertible debentures, which are secured by a pledge of Series B Convertible Preferred Stock, pursuant to a Pledge and Escrow Agreement (the "Pledge Agreement"), convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.01 per share. Pursuant to the Pledge Agreement, the Company and the Buyer agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). On _________________ __, 2005, the Company filed a Registration Statement (File No.
___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2005 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

      The Buyer has  confirmed  it shall  comply  with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.


                                    Very truly yours,


                                    By:
                                       ---------------------------------


                                 EXHIBIT II-1

                                 EXHIBIT III

                  TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                               FORM OF OPINION

________________ 2005

VIA FACSIMILE AND REGULAR MAIL

U.S. Stock Transfer Corporation
1745 Gardena Ave.
Glendale, CA 91204-2991
Attention:  Syed Hussaini

      RE:   EARTHSHELL CORPORATION

Ladies and Gentlemen:

      We have acted as special counsel to EarthShell Corporation (the "Company"), in connection with the registration of ______________ shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

      In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form S-1, as amended (the "Registration Statement"), filed by the Company with the SEC on __________________ ___, 2005. The Company filed the Registration Statement Number 333-00000 on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2005.

      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

      In rendering this opinion we have relied upon the accuracy of the foregoing statements.


                                EXHIBIT III-1

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

      This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

                                    Very truly yours,


                                    By:
                                       ---------------------------------


                                EXHIBIT III-2

                                 EXHIBIT "A"

                        (LIST OF SELLING STOCKHOLDERS)


Name:                                                  No. of Shares:
-------------------------------------------  -----------------------------------



                                 EXHIBIT A-1